UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/03/2005

ASI Technology Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-6428

NV	88-0105586
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

980 American Pacific Drive, #111, Henderson, NV 89014
(Address of Principal Executive Offices, Including Zip Code)

702-734-1888
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

On April 29, 2005, McGladrey & Pullen, LLP declined to stand for re-appointment as ASI Technology Corporation's (the "Company") independent accountants due to the restrictions imposed by Section 208(a) of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities Exchange Commission that prohibit partners on the audit engagement team from providing audit services to the issuer for more than five consecutive years and from returning to audit services with the same issuer within five years.

McGladrey & Pullen, LLP's report on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. However, they did include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern. They also issued a letter indicating a material weakness in our internal controls as a result of a lack of segregation of duties attributable to the small size of our Company.

During the years ended December 31, 2004 and 2003 and through April 29, 2005, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey & Pullen, LLP's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's financial statements for such years.

The Company provided McGladrey & Pullen, LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of McGladrey & Pullen, LLP's letter stating its agreement with such statements.

The Company has appointed the firm of Piercy Bowler Taylor & Kern to serve as independent public accountants of the Company for the fiscal year ending December 31, 2005.

During the years ended December 31, 2004 and 2003, and through the date hereof, the Company did not consult with Piercy Bowler Taylor & Kern with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit          Description

16.1               Letter from McGladrey & Pullen, LLP

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ASI Technology Corporation

Date: May 03, 2005.	By:	/s/ JERRY E POLIS
JERRY E POLIS
President

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter from McGladrey & Pullen, LLP